Exhibit 21.1

Affiliates and Subsidiaries of CarrAmerica Realty Operating Partnership, L.P.

CarrAmerica Realty Services, Inc.	DE
CarrAmerica Associates, Inc.	DE
CARC Properties, Inc.	DE
CarrAmerica Development, Inc.	DE
Carr Redmond Corporation	DE
CarrAmerica Realty Properties, Inc.	MD
Carr Parkway North I Corporation	DE
CarrAmerica Techmart, L.L.C.	DE
CarrAmerica Universal, LLC	DE
10 Universal City Plaza, LLC	DE
UCP Mezzanine, LLC	DE
UCPTEN Property Manager, LLC	DE
TENUCP Property, LLC	DE
10 Universal City Plaza Manager, Inc.	DE
CarrAmerica Illinois Holding, LLC	DE
Palomar Oaks, LLC	DE
Carr PT LLC Protective Trust	DC
Carr PT, LLC	DE
CarrAmerica TRS Holdings, Inc.	DE
CarrAmerica Real Estate Services, LLC	DE
CARC Sixth Street GP Holdings, Inc.	DE
CARC Sixth Street LP Holdings, Inc.	DE
CarrAmerica Urban Development, LLC	DE
CDC Texas Holdings, Inc.	DE
CDC Texas LP Holdings, Inc.	DE
WCM/CARR 135-302 LLC	WA
405 Master Tenant Limited Partnership	—
300 West Sixth, L.P.	DE
675 E Street, LLC	DE
575 7th Street, LLC	DE
Carr Development & Construction, L.P.	DE
Carr Realty, L.P.	DE
Carr Realty GP, LLC	DE

Bond Texas Limited Partnership	TX
Bond Building Limited Partnership	DC
Carr Realty Holdings, L.P.	DE
Carr Real Estate Services, Inc.	DE
Carr Real Estate Services of Colorado, Inc.	DE
Carr Real Estate Services Partnership	DE
Carr Real Estate Services, L.L.C.	DE
Square 24 Associates	DC
1717 Pennsylvania Avenue, L.L.C.	DE
Square 50 Associates	DC
Capitol 50 Associates	DC
CC-JM II Associates	VA
1747 Pennsylvania Avenue Associates, L.P.	DE
CRLP PT Protective Trust	DC
CRLP PT, LLC	DE
Phase I 1919 Associates, LLC	DC
1919 Pennsylvania Associates, L.L.C.	DC
2025 M Street Associates, L.L.C.	DC
Carr Office Park, L.L.C.	DE
COP PT LLC Protective Trust	DC
COP PT, LLC	DE
Carr Texas OP GP, LLC	DE
Carr Texas OP, L.P.	DE
CarrAmerica Realty GP Holdings, Inc.	DE
CarrAmerica Realty LP Holdings, Inc.	DE
CarrAmerica Realty, L.P.	DE
CARLP PT LLC Protective Trust	DC
CARLP PT, LLC	DE
Carr TransPotomac V LLC	DE
Carr Canal Center, LLC	DE
CarrAmerica U.S. West, LLC	DE
1201 F Street, L.L.C.	DE
Custer Court, LLC	DE
Custer Court Formation, LLC	DE
Custer Court, L.P.	DE
CarrAmerica 1888 Century Park LLC	DE
1888 Century Park, LLC	DE
1888 Century Park Property, LLC	DE

1888 CP Property Manager, LLC	DE
1717 Penn Holding, LLC	DE
Transpotomac Canal Center Owners Association, Inc.	VA
Parkway North Owner’s Association	IL

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